Issuer Free Writing Prospectus

Filed Pursuant to Rule 433

Registration No. 333-255094

December 12, 2022

https://www.sec.gov/Archives/edgar/data/1582982/000149315222002359/form424b5.htm,

https://www.sec.gov/Archives/edgar/data/1582982/000149315222004305/form424b5.htm and

https://www.sec.gov/Archives/edgar/data/1582982/000149315222012699/form424b5.htm.